UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	October 11, 2013

IMH Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-52611	23-1537126
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7001 N. Scottsdale Rd., Suite 2050 Scottsdale, Arizona		85253
(Address of Principal Executive Offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(480) 840-8400

N/A
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 18, 2013, IMH Financial Corporation issued a press release announcing the sale of its equity interests in a multifamily portfolio joint venture. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.
Pursuant to General Instruction B.2 of Form 8-K, the press release attached as Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.
Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits.
Exhibit 99.1 IMH Financial Corporation Press Release dated October 18, 2013.

SF1:815641.17

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 18, 2013	IMH FINANCIAL CORPORATION

	By:	/s/ William Meris

William Meris
President

SF1:815641.17